UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2016

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702

SMRH:476804378.1

(State or other jurisdiction of incorporation)	(Commission File Number )	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700

Irvine, California  92612

     (Address of Principal Executive Offices) (Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

First Foundation Inc. is filing this Current Report on Form 8-K/A to correct two typographical errors appearing in the Selected Financial Information - Unaudited section of the press release (the “Original Release”) attached as Exhibit 99.1 to First Foundation Inc.’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on April 25, 2016.

Item 2.02 Results of Operations and Financial Condition

On April 25, 2016, First Foundation Inc. issued the Original Release reporting its consolidated financial results for its first quarter ended March 31, 2016.  Subsequently, First Foundation Inc. issued a corrected press release (the “Corrected Release”) correcting two typographical errors in the Original Release.  A copy of the Corrected Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K/A, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and that Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K/A may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. Such forward-looking statements relate to First Foundation’s current expectations and are subject to the limitations and qualifications set forth in First Foundation’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Corrected Press Release dated April 25, 2016, announcing the consolidated financial results of First Foundation Inc. for the quarter ended March 31, 2016.

SMRH:476804378.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: April 25, 2016	By:	/s/ JOHN MICHEL
John M. Michel Executive Vice President & Chief Financial Officer

SMRH:476804378.1

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Corrected Press Release dated April 25, 2016, announcing the consolidated financial results of First Foundation Inc. for the quarter ended March 31, 2016.

SMRH:476804378.1